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                 John Hancock Life Insurance Company of New York
       John Hancock Life Insurance Company of New York Separate Account A

                          Supplement dated May 1, 2007
                                       to
                          PROSPECTUS dated May 1, 2007

This Supplement applies to a VENTURE VANTAGE(R) prospectus dated May 1, 2007 for variable annuity contracts ("Contracts") issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

CONTRACTS NOT AVAILABLE IN NEW YORK

The VENTURE VANTAGE(R) Contract is not currently offered in New York state.

John Hancock Life Insurance Company (U.S.A) offers VENTURE VANTAGE(R) variable annuity Contracts outside the state of New York where approved by local state insurance regulatory agencies. You should disregard all references in the prospectus to John Hancock Life Insurance Company of New York and John Hancock Life Insurance Company of New York Separate Account A.

You should read this Supplement together with the prospectus for the Contract you purchase, and retain both for future reference. If you would like another copy of the prospectus, please contact our Annuities Service Office at 1-800-344-1029, or in New York state, 1-800-551-2078 to request a free copy. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the prospectus.

Venture Vantage(R) 2007